UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐       Definitive Proxy Statement

☒       Definitive Additional Materials

☐       Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK INVESTMENT TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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	☐	Fee paid previously with preliminary materials.
	☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

Please detach at perforation before mailing.

PROXY	MID CAP STOCK FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 6, 2021 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF JOHN HANCOCK FUNDS II	PROXY

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, Jay Aronowitz, Ariel Ayanna, John J. Danello, Thomas Dee, Philip Fontana, Kinga Kapuscinski, Nicholas J. Kolokithas, Harsha Pulluru, Sarah Coutu, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel and Gina Goldych-Waters, with full power of substitution in each, to vote all the shares of beneficial interest of Mid Cap Stock Fund (“Mid Cap Stock Fund”), a series of John Hancock Funds II (“JHF II”) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of JHF II (the “Meeting”) to be held telephonically on Wednesday, October 6, 2021, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated August 26, 2021, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement and Prospectus.

VOTE VIA MAIL: Vote, date and sign this proxy card and return it promptly

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By:

Name:

Title:

Date:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

To approve an Agreement and Plan of Reorganization between Mid Cap Stock Fund and Mid Cap Growth Fund (the “Acquiring Fund”). Under this agreement, Mid Cap Stock Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of the Mid Cap Stock Fund. The Acquiring Fund would also assume substantially all of Mid Cap Stock Fund’s liabilities.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on October 6, 2021

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY